Quarterly Holdings Report
for
Fidelity® Sustainable Target Date 2020 Fund
June 30, 2026
FST20-NPRT1-0826
1.9909160.103
Bond Funds - 53.1%
	Shares	Value ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund (a)	33,684	336,836
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (a)	54,219	415,317
Fidelity Series International Developed Markets Bond Index Fund (a)	31,106	265,645
Fidelity Series Long-Term Treasury Bond Index Fund (a)	32,633	173,936
Fidelity Series Sustainable Investment Grade Bond Fund (a)	168,429	1,627,028
TOTAL BOND FUNDS (Cost $2,821,081)		2,818,762

Domestic Equity Funds - 24.3%
	Shares	Value ($)
Fidelity Series Sustainable U.S. Market Fund (a) (Cost $809,569)	69,565	1,292,523

International Equity Funds - 22.6%
	Shares	Value ($)
Fidelity Series Sustainable Emerging Markets Fund (a)	24,155	447,591
Fidelity Series Sustainable Non-U.S. Developed Markets Fund (a)	50,094	756,421
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $821,285)		1,204,012

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $4,451,935)	5,315,297
NET OTHER ASSETS (LIABILITIES) - 0.0%	(1,930)
NET ASSETS - 100.0%	5,313,367

Legend

(a)	Affiliated fund.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	281,418	54,932	1,085	170	(1)	1,572	336,836	33,684
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	389,410	27,631	5,817	205	(6)	4,099	415,317	54,219
Fidelity Series International Developed Markets Bond Index Fund	239,699	24,590	932	2,009	(4)	2,292	265,645	31,106
Fidelity Series Long-Term Treasury Bond Index Fund	86,880	89,838	2,788	1,063	(28)	34	173,936	32,633
Fidelity Series Sustainable Emerging Markets Fund	362,623	17,445	21,776	-	1,937	87,362	447,591	24,155
Fidelity Series Sustainable Investment Grade Bond Fund	1,614,938	92,604	72,019	18,133	(730)	(7,765)	1,627,028	168,429
Fidelity Series Sustainable Non-U.S. Developed Markets Fund	738,206	7,744	59,395	-	2,602	67,264	756,421	50,094
Fidelity Series Sustainable U.S. Market Fund	1,155,675	24,198	91,195	-	8,012	195,833	1,292,523	69,565
Fidelity Series Treasury Bill Index Fund	27,561	111	27,672	60	22	(22)	-	-
	4,896,410	339,093	282,679	21,640	11,804	350,669	5,315,297

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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